UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

Graymark Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 N. Robinson Avenue, Suite 400

Oklahoma City, Oklahoma 73102

(Address of Principal Executive Offices) (Zip Code)

(405) 601-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 13, 2012, Graymark Healthcare, Inc. announced the signing of a definitive agreement with Foundation Healthcare Affiliates, LLC to acquire 100% of the equity interests in Foundation Surgery Affiliates, LLC and Foundation Surgical Hospital Affiliates, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated August 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2012	GRAYMARK HEALTHCARE, INC.

	By:	/s/ Stanton Nelson
Stanton Nelson, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 13, 2012